Exhibit 99.1

          Guess?, Inc. Reports Third Quarter 2003 Financial Results



          Third Quarter Earnings Per Share Reach $0.15 Versus $0.02,

                Excluding Settlement Proceeds, in 2002 Quarter



    LOS ANGELES, Oct. 27 /PRNewswire-FirstCall/ --Guess?, Inc. (NYSE: GES)

today reported its financial results for the third quarter ended September 27,

2003.



    Third Quarter Results

    For the third quarter of 2003, the Company reported net earnings of

$6.7 million, or diluted earnings of $0.15 per share.  This compares to adjusted net earnings of $0.8 million, or diluted earnings of $0.02 per share,

for the third quarter of 2002, which excludes proceeds of $4.0 million, or

$2.6 million net of tax, from a litigation settlement.  Third quarter 2002 net earnings under Generally Accepted Accounting Principles ("GAAP") were

$3.4 million, or diluted earnings of $0.08 per share.  A reconciliation of the adjusted net earnings to GAAP net earnings is attached.

    Total net revenue for the third quarter of 2003 increased 5.6% to

$166.7 million from $157.8 million in the third quarter of 2002.  The

Company's retail stores, including those in Canada, generated net revenues of

$114.2 million in the 2003 third quarter, a 20.5% increase from $94.8 million reported in the same period a year ago.  Comparable store sales increased

13.2% during the third quarter of 2003 from the year-ago period.  Net revenue from the Company's wholesale segment decreased 16.6% to $42.4 million in the third quarter of 2003 from $50.7 million in the same year-ago period.

Licensing segment net revenue decreased 17.5% to $10.1 million in the 2003 third quarter from $12.3 million in the third quarter last year.  Licensing segment net revenue declined primarily due to positive prior year licensee audit royalty adjustments.

    Carlos Alberini, President and Chief Operating Officer, commented, "We are pleased with our solid financial performance in the third quarter which is indicative of the positive trends underway at our Company.  Our current product lines have been well received by our customers, resulting in sales gains in our stores and good sell-throughs in all channels.  During the period, we continued to manage the business effectively, driving higher margins and reducing expenses even as we continued to grow overall sales and open new stores.  As a result of these efforts, all of our business segments had a positive contribution to our operating profit in the quarter."



    Nine Months Results

    For the nine months ended September 27, 2003, the Company reported a net loss of $4.5 million, or a diluted loss per share of $0.10.  This compares to an adjusted net loss of $9.3 million, or a diluted loss of $0.21 per share for the 2002 nine-month period, which excludes the litigation settlement proceeds of $4.0 million, or $2.6 million net of tax.  The net loss for the 2002 nine-

month period under GAAP was $6.7 million, or a diluted loss of $0.15 per share.  A reconciliation of the adjusted net loss to GAAP net loss for the

2002 nine-month period is attached.



    Total net revenue increased 5.2% to $437.3 million in the 2003 nine-month period from $415.8 million in the same period in 2002.  The Company's retail stores, including those in Canada, generated net revenue of $293.5 million for the first nine months of 2003, an increase of 15.8% from $253.5 million for the same period last year.  Comparable store sales increased 8.1% during the first nine months of 2003 from the year-ago period.  Net revenue from the

Company's wholesale segment in the first nine months of 2003 declined by

13.8% to $114.9 million from $133.3 million in the first nine months of 2002.

Licensing segment net revenue for the 2003 nine-month period decreased slightly to $28.9 million from $29.0 million for the nine-month period in

2002.



    October Retail Store Sales Outlook

    The Company anticipates that October comparable store sales in its retail stores will increase in the mid single digit range.  The Company will release retail sales for the fiscal month of October on November 5, 2003, after the market closes.

    The Company will hold a conference call at 4:30 pm (ET) on October 27,

2003 to discuss the news announced in this press release.  A live webcast of the conference call will be accessible at www.guess.com via the "Investor's

Info" link from the "About Guess, Inc." section of the site.  The webcast will be archived on the website.



    Guess?, Inc. designs, markets, distributes and licenses one of the world's leading lifestyle collections of contemporary apparel, accessories and related consumer products.



    Except for historical information contained herein, certain matters discussed in this press release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation

Reform Act of 1995.  Forward-looking statements are only expectations, and involve known and unknown risks and uncertainties, which may cause actual results in future periods and other future events to differ materially from what is currently anticipated.  Factors which may cause actual results in future periods to differ from current expectations include, among other things, the continued availability of sufficient working capital, the successful integration of new stores into existing operations, the continued

desirability and customer acceptance of existing and future product lines

(including licensed product lines), possible cancellations of wholesale orders, the success of competitive products, and the availability of adequate sources of capital.  In addition to these factors, the economic and other factors identified in the Company's most recent annual report on Form 10-K for the fiscal year ended December 31, 2002 including but not limited to the risk factors discussed therein, could affect the forward-looking statements contained herein and in the Company's other public documents.



    For further information please contact Carlos Alberini, President & Chief

Operating Officer, +1-213-765-3582, or Frederick G. Silny, SVP & Chief

Financial Officer, +1-213-765-3289, both of Guess?, Inc.; or Molly Morse of

Kekst and Company, +1-212-521-4800, for Guess?, Inc.





                        Guess?, Inc. and Subsidiaries

               Condensed Consolidated Statements of Operations

                    (in thousands, except per share data)

                                 (Unaudited)



                                           Three Months Ended

                               September 27,              September 28,

                                    2003                       2002

                             $             %            $              %



    Net revenue:

      Product sales       $156,549        93.9%     $145,524        92.2%

      Net royalties         10,125         6.1%       12,274         7.8%

                           166,674       100.0%      157,798       100.0%



    Cost of product

     sales                 105,078        63.0%      101,039        64.0%

    Gross profit            61,596        37.0%       56,759        36.0%

    Selling, general

     and administrative

     expenses               48,133        28.9%       51,704        32.8%

    Litigation settlement      ---         0.0%       (4,000)       (2.5%)

    Restructuring,

     impairment and

     severance charges         ---         0.0%          ---         0.0%

    Earnings (loss) from

     operations             13,463         8.1%        9,055         5.7%

    Other (income)

     expense:

      Interest expense       1,733         1.0%        2,249         1.4%

      Interest Income          (17)        0.0%          (24)       (0.0%)

      Other, net               ---         0.0%         (129)       (0.1%)

    Earnings (loss)

     before income tax

     (benefit)              11,747         7.0%        6,959         4.4%

    Income tax (benefit)     5,050         3.0%        3,585         2.3%

    Net earnings (loss)     $6,697         4.0%       $3,374         2.1%

    Net earnings (loss)

     per share:

      Basic                  $0.15                     $0.08

      Diluted                $0.15                     $0.08

    Weighted number of

     shares outstanding:

      Basic                 43,237                    43,345

      Diluted               43,573                    43,420







                                        Nine Months Ended

                               September 27,            September 28,

                                    2003                     2002

                             $              %            $             %



    Net revenue:

      Product sales       $408,435        93.4%     $386,781        93.0%

      Net royalties         28,865         6.6%       28,985         7.0%

                           437,300       100.0%      415,766       100.0%



    Cost of product sales  293,368        67.1%      273,483        65.8%

    Gross profit           143,932        32.9%      142,283        34.2%

    Selling, general and

     administrative

     expenses              144,764        33.1%      150,178        36.1%

    Litigation settlement      ---         0.0%       (4,000)       (1.0%)

    Restructuring,

     impairment and

     severance charges         846         0.2%          655         0.2%

    Earnings (loss) from

    operations              (1,678)       (0.4%)      (4,550)       (1.1%)

    Other (income)

     expense:

      Interest expense       6,379         1.4%        6,841         1.6%

      Interest Income         (100)       (0.0%)        (177)       (0.0%)

      Other, net               (26)       (0.0%)        (805)       (0.2%)

    Earnings (loss)

     before income

     tax (benefit)          (7,931)       (1.8%)     (10,409)       (2.5%)

    Income tax (benefit)    (3,410)       (0.8%)      (3,750)       (0.9%)

    Net earnings (loss)    $(4,521)       (1.0%)     $(6,659)       (1.6%)

    Net earnings (loss)

     per share:

      Basic                 $(0.10)                   $(0.15)

      Diluted               $(0.10)                   $(0.15)

    Weighted number of

     shares outstanding:

      Basic                 43,178                    43,499

      Diluted               43,178                    43,499







                        Guess?, Inc. and Subsidiaries

    Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)

                    Before Litigation Settlement Proceeds

                    (in thousands, except per share data)

                                 (Unaudited)



                            Three Months Ended         Nine Months Ended

                         Sept. 27,      Sept. 28,     Sept. 27,   Sept. 28,

                            2003           2002          2003        2002



    Net earnings (loss)

     under GAAP             $6,697       $3,374      $(4,521)     $(6,659)

      Less Litigation

       Settlement proceeds,

       net of tax              ---        2,600          ---        2,600

    Adjusted net earnings

     (loss)                 $6,697         $774      $(4,521)     $(9,259)

    Adjusted net earnings

     (loss) per share:

      Basic                  $0.15        $0.02       $(0.10)      $(0.21)

      Diluted                $0.15        $0.02       $(0.10)      $(0.21)

    Weighted number of

     shares outstanding:

      Basic                 43,237       43,345       43,178       43,499

      Diluted               43,573       43,420       43,178       43,499







                        Guess?, Inc. and Subsidiaries

                          Consolidated Segment Data

                                (in thousands)

                                 (Unaudited)



                           Three Months Ended          Nine Months Ended

                         Sept. 27,    Sept. 28,     Sept. 27,    Sept. 28,

                            2003         2002          2003         2002



    Net revenue:

      Retail operations   $114,196      $94,760     $293,515     $253,518

      Wholesale operations  42,353       50,764      114,920      133,263

      Licensing operations  10,125       12,274       28,865       28,985

                          $166,674     $157,798     $437,300     $415,766



    Earnings (loss) from

     operations:

      Retail operations     $9,489       $1,702       $7,425      $(5,205)

      Wholesale operations   2,439        3,512       (5,689)       6,249

      Licensing operations   8,464        9,496       23,175       21,231

      Corporate overhead

       (Note 1)             (6,929)      (5,655)     (26,589)     (26,825)

                           $13,463       $9,055      $(1,678)     $(4,550)





     Note 1:  Corporate overhead for both the three and nine months ended

     September 28, 2002, is net of proceeds of  $4.0 million from a litigation settlement in the third quarter of 2002.







                        Guess?, Inc. and Subsidiaries

              Selected Condensed Consolidated Balance Sheet Data

                                (in thousands)

                                 (Unaudited)



                                September 27,    December 31,  September 28,

                                     2003            2002           2002



                                ASSETS



    Cash and cash equivalents       $12,384         $31,753        $7,907

    Restricted cash                   4,748             ---           ---

    Receivables, net                 41,166          35,437        53,349

    Inventories, net                104,671          95,683       106,304

    Other current assets             30,577          26,114        25,327

    Property and equipment, net     119,742         128,097       138,235

    Other assets                     31,040          32,448        29,188

      Total Assets                 $344,328        $349,532      $360,310



                  LIABILITIES AND STOCKHOLDERS' EQUITY



    Current installments of notes

     payable and long-term debt     $14,111         $80,138        $5,967

    Other current liabilities        91,726          87,423        91,460

    Notes payable and long-term

     debt, excluding current

     installments                    58,222           1,480        79,991

    Other liabilities                14,330          14,211        12,510

    Stockholders' equity            165,939         166,280       170,382

      Total Liabilities and

       Stockholders' Equity        $344,328        $349,532      $360,310







                        Guess?, Inc. and Subsidiaries

                    Condensed Consolidated Cash Flow Data

                                (in thousands)

                                 (Unaudited)



                                                      Nine Months Ended

                                                September 27,  September 28,

                                                     2003           2002



    Net cash provided by (used in)

     operating activities                           $2,490        $(1,529)

    Net cash used in investing activities          (14,440)       (19,172)

    Net cash used in financing activities           (7,801)        (3,328)

    Effect of exchange rates on cash                   382             66

    Net decrease in cash and cash equivalents      (19,369)       (23,963)

    Cash and cash equivalents at the

     beginning of the year                          31,753         31,870

    Cash and cash equivalents at the end of

     the period                                    $12,384         $7,907



    Supplemental information:

    Depreciation and amortization                  $26,102        $29,467

    Rent                                            43,725         38,999







                        Guess?, Inc. and Subsidiaries

                              Retail Store Data



                                                     Nine Months Ended

                                              September 27,    September 28,

                                                   2003             2002



    Number of stores at the  beginning of

     the year                                       249              227

    Store openings                                   12               16

    Store closures                                   (3)              (1)

    Number of stores at the end of the period       258              242



    Total store square footage at the end of

     the period                               1,329,000        1,239,000







SOURCE  Guess?, Inc.

    -0-                             10/27/2003

    /CONTACT:  Carlos Alberini, President & Chief Operating Officer,

+1-213-765-3582, or Frederick G. Silny, SVP & Chief Financial Officer,

+1-213-765-3289, both of Guess?, Inc.; or Molly Morse of Kekst and Company,

+1-212-521-4800, for Guess?, Inc./

    /Web site:  http://www.guess.com /

    (GES)



CO:  Guess?, Inc.

ST:  California

IN:  FAS REA TEX

SU:  CCA ERN ERP